UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019 (August 22, 2019)

Constellation Alpha Capital Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Emerald View, Suite 400, 2054 Vista Parkway West Palm Beach, FL		33411
(Address of principal executive offices)		(Zip code)

(561) 404-9034

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	CNACU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value	CNAC	The Nasdaq Stock Market LLC
Warrants, each Warrant entitling the holder to purchase one-half (1/2) of one share of Common Stock	CNACW	The Nasdaq Stock Market LLC
Rights, each Right entitling the holder to receive one-tenth (1/10) of one share of Common Stock	CNACR	The Nasdaq Stock Market LLC

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 22, 2019, Constellation Alpha Capital Corp. (“CNAC”), received a letter (the “Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying CNAC that it no longer complied with Nasdaq Listing Rule 5550(a)(3) for continued listing due to its failure to have a minimum of 300 public holders of its ordinary shares. CNAC submitted to Nasdaq a plan to regain compliance and was granted an extension until August 22, 2019 to regain compliance with Nasdaq Listing Rule 5550(a)(3).

On August 22, 2019, CNAC received a letter (the “Determination Letter”) from Nasdaq notifying CNAC that it did not satisfy the terms of the extension as CNAC has not completed a business combination within the timeframe specified. Accordingly, Nasdaq has initiated procedures to delist the CNAC’s securities from Nasdaq.

CNAC intends to appeal Nasdaq’s determination to a Nasdaq Hearing Panel (the “Hearing Panel”). If CNAC timely appeals, CNAC’s securities would remain listed pending the Hearing Panel’s decision. The Determination Letter does not impact CNAC’s obligation to file periodic reports and other reports with the Securities and Exchange Commission (“SEC”) under applicable federal securities laws. There can be no assurance that, if CNAC does timely appeal, such appeal would be successful.

Item 3.03. Material Modification to Rights of Securities Holders.

As previously disclosed, on May 29, 2019, CNAC, DT Merger Sub, Inc., a wholly owned subsidiary company of CNAC incorporated in Delaware (“Merger Sub”), and DermTech, Inc., a Delaware corporation (“DermTech”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into DermTech (the “Merger”), with DermTech surviving the Merger as a wholly owned subsidiary of CNAC (collectively with the transactions related thereto, the “Transaction”). In connection with the Transaction, and as further described in Item 5.07 of this Current Report on Form 8-K, on August 27, 2019, CNAC completed its domestication through which CNAC discontinued its existence as a company incorporated in the British Virgin Islands, and pursuant to Section 184 of the BVI Business Companies Act of 2004 (the “BVI Business Companies Act”) and Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”), continued its existence under the DGCL as a corporation incorporated in the State of Delaware.

The rights of the holders of CNAC’s common stock are now governed by its Delaware certificate of incorporation (the “Interim Charter”) and the DGCL. In connection with the domestication, on August 27, 2019, CNAC filed the Interim Charter with the Secretary of State of Delaware. A copy of the Interim Charter is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Special Meeting of Shareholders

On August 27, 2019, CNAC, held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the shareholders of CNAC approved the following items, each of which is described in greater detail in the proxy statement/prospectus/information statement filed pursuant to Rule 424(b)(3) (File No. 333-232181) with the SEC on August 8, 2019: (i) a proposal to approve the adoption of the Merger Agreement and the transactions contemplated thereby (the “Business Combination Proposal”); (ii) a proposal to: (a) re-domicile CNAC out of the British Virgin Islands and continue as a company incorporated in the State of Delaware, prior to the closing of the Transaction; (b) adopt upon the domestication taking effect, the Interim Charter, in place of our memorandum and articles of association (the “Current Charter”), currently registered by the Registrar of Corporate Affairs in the British Virgin Islands and which will remove or amend those provisions of our Current Charter that terminate or otherwise cease to be applicable as a result of the domestication and provide for a majority of the stockholders to act by written consent; (c) file a notice of continuation out of the British Virgin Islands with the British Virgin Islands Registrar of Corporate Affairs under Section 184 of the BVI Business Companies Act; and (d) file the Interim Charter with the Secretary of State of Delaware, under which CNAC will be domesticated from the British Virgin Islands and continue as a Delaware corporation (the “Domestication Proposal”); (iii) a proposal, subject to and conditional on the domestication and the closing of the Transaction (but with immediate effect upon the closing of the Transaction), to adopt CNAC’s bylaws and amendments to CNAC’s Interim Charter, to (a) change the name of CNAC to DermTech, Inc., (b) remove or amend those provisions of the Interim Charter which terminate or otherwise cease to be applicable following the closing of the Transaction, and (c) add new provisions to the Interim Charter which will be applicable following the closing of the Transaction (the “Charter Amendment Proposal”); (iv) a proposal to approve and assume the DermTech Amended and Restated 2010 Stock Plan (the “Incentive Plan Proposal”); (v) a proposal to effect a one-for-two reverse stock split of all of CNAC’s issued and outstanding shares of common stock, subsequent to the closing of the Transaction (the “Reverse Stock Split Proposal”); (vi) a proposal to approve, for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the current total issued and outstanding ordinary shares of CNAC, which Nasdaq may deem to be a change of control pursuant to the Transaction (the “Nasdaq Proposal”); and (vii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote (the “Adjournment Proposal”).

In connection with the Special Meeting, 714,075 ordinary shares of CNAC were properly submitted for redemption. Following such redemptions, a total of approximately $5.0 million will remain in CNAC’s trust account. As of July 25, 2019, the record date for the Special Meeting, there were 5,342,532 ordinary shares issued and outstanding. At the Special Meeting, there were 4,688,390 shares voted by proxy or in person, and each of the proposals was approved by the CNAC shareholders. CNAC expects to consummate the Transaction in the near term.

Set forth below are the final voting results for each of the proposals:

Business Combination Proposal

The Business Combination Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,218,390	450,000	0

Domestication Proposal

The Domestication Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,218,390	450,000	0

Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,218,390	450,000	0

Incentive Plan Proposal

The Incentive Plan Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,217,390	451,000	0

Reverse Stock Split Proposal

The Reverse Stock Split Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,199,224	469,166	0

Nasdaq Proposal

The Nasdaq Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,218,390	450,000	0

Adjournment Proposal

The Adjournment Proposal was approved. The voting results of CNAC’s ordinary shares were as follows:

For	Against	Abstain
4,200,224	450,000	18,166

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on various assumptions and on the current expectations of CNAC and DermTech management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CNAC and DermTech. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely consummate the Transaction and private placement, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; failure to realize the anticipated benefits of the Transaction, including as a result of a delay or difficulty in integrating the businesses of CNAC and DermTech; failure to successfully appeal Nasdaq’s determination; the factors discussed in CNAC’s final prospectus dated June 19, 2017, Annual Report on Form 10-K for the fiscal year ended March 31, 2019, and the proxy statement/prospectus/information statement filed pursuant to Rule 424(b)(3) (File No. 333-232181) with the SEC on August 8, 2019, in each case, under the heading “Risk Factors,” and other documents of CNAC filed, or to be filed, with the SEC. If the risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CNAC nor DermTech presently know or that CNAC and DermTech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CNAC’s and DermTech’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. CNAC and DermTech anticipate that subsequent events and developments will cause CNAC’s and DermTech’s assessments to change. However, while CNAC and DermTech may elect to update these forward-looking statements at some point in the future, CNAC and DermTech specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing CNAC’s and DermTech’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

3.1	Certificate of Incorporation of Constellation Alpha Capital Corp., dated August 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 28, 2019

CONSTELLATION ALPHA CAPITAL CORP.

By:	/s/ Rajiv S. Shukla
Name: Rajiv S. Shukla
Title: Chief Executive Officer